ESPEED'S FIRST QUARTER 2003 NET OPERATING INCOME PER SHARE INCREASES 64 PERCENT TO $0.18 FULLY DILUTED; GAAP NET INCOME PER SHARE INCREASES 70 PERCENT TO $0.17
                                 FULLY DILUTED

         FIRST QUARTER 2003 REVENUE INCREASES 13 PERCENT YEAR OVER YEAR

 ESPEED REITERATES FULL YEAR 2003 AFTER-TAX NET OPERATING EARNINGS GUIDANCE OF
                         $0.54 PER SHARE FULLY DILUTED


NEW YORK - May 12, 2003 - eSpeed, Inc. (NASDAQ:ESPD), a subsidiary of Cantor Fitzgerald and the leading developer of electronic trading technology, today reported results for the first quarter ended March 31, 2003.

EARNINGS
The Company recorded net operating income of $10.2 million in the first quarter 2003, an increase of 63 percent compared to $6.3 million reported in the first quarter 2002. The Company reported $0.18 per share fully diluted in the first quarter 2003, an increase of 64 percent compared to $0.11 per share fully diluted in the first quarter 2002. eSpeed reports net operating income in order to reflect earnings generated from the Company's operations.

In accordance with Generally Accepted Accounting Principles (GAAP), eSpeed reported net income of $9.5 million, or $0.17 per share fully diluted, for the first quarter 2003, compared to $5.9 million, or $0.10 per share fully diluted, for the first quarter 2002. In the first quarter of 2003, the differences between net operating income and GAAP net income included a $0.7 million non-cash charge for business partner securities. Comparatively, in the first quarter of 2002, GAAP net income included a $0.4 million non-cash charge for business partner securities.

Beginning in the second quarter 2003, the Company expects to report its net operating results on a fully taxed basis.

REVENUE
eSpeed's total revenue for the first quarter 2003 was $34.0 million, an increase of 13.4 percent versus $30.0 million in the first quarter 2002. First quarter 2003 fully electronic revenue was $22.5 million, up 4.3 percent compared to $21.6 million in the first quarter 2002.

Total revenue from Software Solutions in the first quarter 2003 was $5.8 million versus $3.2 million in the first quarter 2002, an increase of 83.3 percent. Software Solutions fees from unrelated parties in the first quarter 2003 were $2.1 million, an increase of 614.5 percent from $0.3 million in the first quarter 2002. Software Solutions fees from related parties in the first quarter 2003 were $3.6 million, an increase of 27.8 percent from $2.9 million in the first quarter 2002.

Commenting on the Company's performance, Howard W. Lutnick, Chairman, CEO and President of eSpeed, Inc., said, "Our solid first quarter earnings performance highlights the strength of eSpeed's business model. The basis of our strategy is four-pronged: maintaining leadership in our core markets, launching new products, introducing software enhancements and maximizing opportunities for software licensing and intellectual property. Despite the slow US Treasury markets in the first quarter, we saw our diversified business strategy drive increases in both revenue and earnings."

VOLUME & TRANSACTIONS
Fully electronic volume for the first quarter 2003 was $6.8 trillion, a 13.7 percent increase versus $6.0 trillion the first quarter 2002. eSpeed's total electronic volume, including fully electronic and voice-assisted transactions, for the first quarter 2003 was $9.4 trillion, up 17.0 percent from $8.0 trillion in the first quarter 2002. Total transaction count for the first quarter 2003 was 1.2 million transactions, an increase of 18.6 percent from 1.0 million transactions in the first quarter 2002. On a sequential basis, the Federal Reserve reported US Treasury volumes up 0.4 percent while eSpeed total electronic volume was up 0.8 percent from the fourth quarter 2002 to the first quarter of 2003.

Lee Amaitis, Global Chief Operating Officer of eSpeed, Inc. commented, "Our business is driven by opportunities generated by volatility and increases in both volume and issuance in our global electronic marketplaces. For the first quarter 2003, we benefited from volatile market conditions in Europe, where market fluctuations drove increases in our European voice-assisted volume and transaction counts. Looking forward, we believe the US Treasury Department's issuance of a new benchmark 3-year note, and their recent announcement of substantial increases in issuance in the 2-year, 5-year and 10-year notes and in auction frequency, will also contribute to our growth this year."

CASH AND EQUIVALENTS
As of March 31, 2003, eSpeed had cash and cash equivalents of $175 million.

OUTLOOK
The company is reiterating its guidance of net operating earnings of $0.54 per share fully diluted and after-tax for the full year 2003. This guidance continues to be predicated on the company's expectation that average daily Federal Reserve US Treasury volume growth in 2003 will be between five and seven percent, compared to the Federal Reserve's fourth quarter 2002 average daily volume of $381 billion. The Company expects to generate pre-tax net operating margins of 30 percent and pre-tax incremental margins of 60 percent. For the second quarter 2003 the Company expects to earn in the range of $0.11 - 0.13 per share fully diluted and after-tax.

In conclusion, Mr. Lutnick added, "With the continued traction of our software enhancements and our expectation of additional US Treasury issuance, we remain confident that eSpeed will continue to demonstrate strong growth for our company and our shareholders."

ABOUT  ESPEED, INC.
eSpeed Inc., a subsidiary of Cantor Fitzgerald, is the leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global non-equity capital markets, including the world's largest government bond markets and other fixed income marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial and non-financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms, major exchanges and leading natural gas and electricity trading firms. A copy of eSpeed's earnings release is available in the news section of eSpeed's website at www.espeed.com and has been filed with the Securities and Exchange Commission on Form 8-K.

Statements contained in this Press Release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: the effects of the attacks on the World Trade Center, market volatility, the limited operating history of eSpeed, Inc., and its ability to enter into marketing and strategic alliances, to effectively manage its growth, to expand the use of its electronic systems and to induce clients to use its marketplaces and services, and other factors that are discussed in eSpeed's Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

                                       ###

Contacts

Media:
Tom Ryan
212 610-2425

Investors:
Maureen Murphy
212 610-2426

ESPEED, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
MARCH 31, 2003 AND DECEMBER 31, 2002

                                                            March 31, 2003            December 31, 2002
                                                       ------------------------    -----------------------
                                                             (unaudited)
           Assets
Cash                                                    $            1,401,480      $           1,313,190
Reverse repurchase agreements with related parties                 173,713,280                186,685,709
                                                       ------------------------    -----------------------
  Total cash and cash equivalents                                  175,114,760                187,998,899
Fixed assets, net                                                   24,555,032                 26,383,590
Investments                                                         11,173,549                 11,174,718
Intangible assets,net                                               18,766,339                 19,527,505
Receivables from related parties                                    10,077,447                  5,266,445
Other assets                                                         3,506,405                  2,359,718
                                                       ------------------------    -----------------------
      Total assets                                      $          243,193,532      $         252,710,875
                                                       ========================    =======================

           Liabilities and Stockholders' Equity
      Liabilities
Payable to related parties                              $            2,727,853      $          18,857,071
Accounts payable and accrued liabilities                            13,240,450                 15,398,757
                                                       ------------------------    -----------------------
      Total liabilities                                             15,968,303                 34,255,828

      Total stockholders' equity                                   227,225,229                218,455,047
                                                       ------------------------    -----------------------

Total liabilities and stockholders' equity              $          243,193,532      $         252,710,875
                                                       ========================    =======================

ESPEED, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND MARCH 31, 2002
(UNAUDITED)

                                                                                    For the three months ended
                                                                                    --------------------------
                                                                              March 31, 2003          March 31, 2002
Revenues:
     Transaction revenues with related parties
            Fully electronic transactions                                     $   22,509,651          $  21,588,338
            Voice assisted brokerage transactions                                  5,161,600              4,482,500
            Screen assisted open outcry transactions                                  48,989                107,346
                                                                              --------------          -------------
     Total transaction revenues with related parties                              27,720,240             26,178,184
     Software Solution fees from related parties                                   3,649,267              2,855,689
     Software Solutions and licensing fees from unrelated parties                  2,131,442                298,315
     Interest income from related parties                                            542,270                700,987
                                                                              --------------          -------------
            Total revenues                                                        34,043,219             30,033,175
                                                                              --------------          -------------
Expenses:
     Compensation and employee benefits                                            8,843,664              9,318,303
     Occupancy and equipment                                                       7,177,352              5,918,685
     Professional and consulting fees                                              1,111,300              1,921,985
     Communications and client networks                                            1,594,470              1,357,427
     Marketing                                                                       333,561              1,649,145
     Administrative fees paid to related parties                                   2,578,520              2,141,425
     Other                                                                         2,319,194              1,349,684
                                                                              --------------          -------------
            Total operating expenses                                              23,958,061             23,656,654
                                                                              --------------          -------------

Income from operations before income taxes                                        10,085,158              6,376,521
                                                                              --------------          -------------

Income tax provision (benefit)                                                       (94,826)               114,000


                                                                              --------------          -------------
Net income from operations                                                        10,179,984              6,262,521
                                                                              --------------          -------------

Non-operating activities:
     Non-cash business partner securities                                           (705,027)              (406,403)
                                                                              --------------          -------------
            Total non-operating (loss)                                              (705,027)              (406,403)

Net income                                                                    $    9,474,957          $   5,856,118
                                                                              ==============          =============

Per share data:

            Basic net income per share
               from operating activities                                      $         0.18          $        0.11

            Non-operating (loss) per share                                    $        (0.01)         $       (0.01)
                                                                              --------------          -------------

            Basic net income per share                                        $         0.17          $        0.11
                                                                              ==============          =============

            Fully diluted net income per share
               from operating activities                                      $         0.18          $        0.11
                                                                              --------------          -------------

            Fully diluted Non-operating (loss) per share                      $        (0.01)         $       (0.01)
                                                                              --------------          -------------

            Fully diluted net income per share                                $         0.17          $        0.10
                                                                              ==============          =============

            Basic weighted average shares of common stock
               outstanding                                                        55,096,194             54,987,309
                                                                              ==============          =============

            Fully diluted weighted average shares of common stock
               outstanding                                                        57,371,590             56,576,284
                                                                              ==============          =============

Additional data:

            Pre-tax Net Operating Margin                                                29.6%                  21.2%
                                                                              ==============          =============

ESPEED, INC.
QUARTERLY MARKET ACTIVITY REPORT
TREND


                                                          --------------------------------------------------------------------------
                                                              1Q02           2Q02           3Q02           4Q02          1Q03
                                                          --------------------------------------------------------------------------
Volume (in billions)
Fully Electronic Volume                                         5,961          6,240          7,241          6,796          6,778
Voice-Assisted Volume                                           2,050          1,831          2,442          2,495          2,592
                                                          --------------------------------------------------------------------------
   Total Electronic Volume                                      8,011          8,072          9,683          9,291          9,369
                                                          ==========================================================================

Electronic Transaction Count
Fully Electronic Transactions                                 886,921        915,522      1,092,106      1,060,814      1,079,595
Voice-Assisted Transactions                                   151,669        157,749        159,074        128,648        151,770
                                                          --------------------------------------------------------------------------
   Total Transactions                                       1,038,590      1,073,271      1,251,180      1,189,462      1,231,365
                                                          ==========================================================================

Trading Days                                                       60             64             64             62             61

Global Interest Rate Futures Volume (1)
            CBOT - US Treasury Contracts                   43,189,917     47,774,190     58,920,377     55,710,144     60,743,312
            CME - Euro $ Contracts                         51,964,968     54,596,191     53,434,652     42,085,021     44,124,452
            EUREX - Bund Contracts                         47,479,974     42,501,702     55,962,133     45,319,604     65,864,492

Fed Quarterly UST Volume for Quarter End (in billions) (2)
                                    UST Volume                 21,679         22,382         25,164         23,637         23,740

NYSE  - Volume (shares traded) - in millions (3)               82,940         87,652         99,189         93,353         86,585
           - Transaction Value - in millions                2,591,119      2,682,303      2,627,565      2,410,169      2,173,033

NASDAQ  - Volume (shares traded) - in millions (4)            109,243        117,032        110,226        105,200         88,636
                - Transaction Value - in millions           2,227,731      1,948,451      1,495,032      1,583,382      1,390,364


                                                                          % Change           % Change
                                                                    -------------------------------------
                                                                        1Q03 vs 4Q02       1Q03 vs 1Q02
Volume (in billions)
Fully Electronic Volume                                                      (0.3%)             13.7%
Voice-Assisted Volume                                                         3.9%              26.4%
                                                                    ----------------------------------
   Total Electronic Volume                                                    0.8%              17.0%
                                                                    ==================================
Electronic Transaction Count
Fully Electronic Transactions                                                 1.8%              21.7%
Voice-Assisted Transactions                                                  18.0%               0.1%
                                                                    ----------------------------------
   Total Transactions                                                         3.5%              18.6%
                                                                    ==================================

Trading Days



Global Interest Rate Futures Volume (1)
            CBOT - US Treasury Contracts                                      9.0%              40.6%
            CME - Euro $ Contracts                                            4.8%             (15.1%)
            EUREX - Bund Contracts                                           45.3%              38.7%

Fed Quarterly UST Volume for Quarter End (in billions) (2)
                                    UST Volume                                0.4%               9.5%

NYSE  - Volume (shares traded) - in millions (3)                             (7.2%)              4.4%
           - Transaction Value - in millions                                 (9.8%)            (16.1%)

NASDAQ  - Volume (shares traded) - in millions (4)                          (15.7%)            (18.9%)
                - Transaction Value - in millions                           (12.2%)            (37.6%)

Sources: (1) Futures Industry Association - Monthly Volume Report -
             (www.cbot.com, www.cme.com, www.eurexchange.com)
         (2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank
         (3) NYSE - www.nyse.com
         (4) NASDAQ - www.marketdata.nasdaq.com

---------------------------------------------------------------------          -----------------------------------------------
Fiscal Year 2002                  Jan'02        Feb'02        Mar'02                              Trading Days
                                                                               -----------------------------------------------
                                                                                                      2003
Volume Data (in billions)                                                            Q1          Q2          Q3         Q4
                                                                                     --          --          --         --
            Fully Electronic       1,992         1,811         2,158                 61          63          64         62
            Voice                    731           677           642
            Total                  2,723         2,488         2,800                2002
                                                                                    ----
                                                                                     Q1          Q2          Q3         Q4
                                                                                     --          --          --         --
Transaction Count                                                                    60          64          64         62
                                                                               -----------------------------------------------
            Fully Electronic     311,319       269,697       305,905
            Voice                 53,828        50,038        47,803
            Total                365,147       319,735       353,708

Trading Days                          21            19            20
---------------------------------------------------------------------

---------------------------------------------------------------------
Fiscal Year 2003                  Jan'03        Feb'03        Mar'03

Volume Data (in billions)
            Fully Electronic       2,309         1,906         2,564
            Voice                    864           810           917
            Total                  3,173         2,716         3,481

Transaction Count
            Fully Electronic     370,992       305,296       403,307
            Voice                 49,801        48,449        53,520
            Total                420,793       353,745       456,827

Trading Days                          21            19            21
---------------------------------------------------------------------